Exhibit 1.1

8,500,000 Shares

Camtek Ltd.

Ordinary Shares

UNDERWRITING AGREEMENT

May 13, 2004

CIBC World Markets Corp.

HSBC Securities (USA) Inc.

RBC Capital Markets Corporation

c/o CIBC World Markets Corp.

417 5th Avenue, 2nd Floor

New York, New York 10016

Ladies and Gentlemen:

Camtek Ltd. (the “Company”), a company organized under the laws of the State of Israel (“Israel”) and Priortech Ltd. (the “Selling Shareholder”), a company organized under the laws of the State of Israel, propose, subject to the terms and conditions contained in this agreement (the “Agreement”), to sell to you and the other underwriters named on Schedule I to this Agreement (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of 8,500,000 shares (the “Firm Shares”) of the Company’s Ordinary Shares, NIS 0.01 nominal value per share (the “Ordinary Shares”).  Of the 8,500,000 Firm Shares, 5,000,000 are to be issued and sold by the Company and 3,500,000 are to be sold by the Selling Shareholder.  The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto.  In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 750,000 Ordinary Shares (the “Company Option Shares”) from the Company, and the Selling Shareholder proposes to grant to the Underwriters an option to purchase up to an additional 525,000 Ordinary Shares (the “Selling Shareholder Option Shares”) from the Selling Shareholder (together with the Company Option Shares, the “Option Shares”) for the purpose of covering overallotments in connection with the sale of the Firm Shares.  The Firm Shares and the Option Shares are collectively called the “Shares.”

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the

“Commission”) a Registration Statement (as hereinafter defined) on Form F-1 (No. 333-113208), including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement.  Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you.  The term “Preliminary Prospectus” means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424(a) of the Rules. The term “Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement through incorporation by reference or otherwise), as amended at the time and on the date it becomes effective (the “Effective Date”), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules.  If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.  The term “Prospectus” as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules.

The Company and the Selling Shareholder understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable.  The Company and the Selling Shareholder hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

1.             Sale, Purchase, Delivery and Payment for the Shares.  On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a)   The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[__] per share (the “Initial Price”), the number of Firm Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be Purchased from the Company” on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof.  The Selling Shareholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at the Initial Price, the number of Firm Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be Purchased from the Selling Shareholder” on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof.

(b)   The Company (on a pro-rata basis with the Selling Shareholder) and the Selling Shareholder (on a pro-rata basis with the Company) hereby grant to the several

Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price.  The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares.  Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Company and the Selling Shareholder no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

(c)   Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 at 10:00 a.m., New York City time, on the third business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the “Firm Shares Closing Date”).  In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each date of delivery as specified in the notice from the Representatives to the Company and the Selling Shareholder (such time and date of delivery and payment are called the “Option Shares Closing Date”).  The Firm Shares Closing Date and any Option Shares Closing Date are called, individually, a “Closing Date” and, together, the “Closing Dates.”

(d)   Payment shall be made to the Company and to the Selling Shareholder by wire transfer of immediately available funds or by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company and the Selling Shareholder against delivery of the respective certificates to the Representatives for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them.

(e)   Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be delivered by or on behalf of the Company to the Representatives through the facilities of the Depository Trust Company (“DTC”) for the account of such Underwriter.  The Company will cause the certificates representing the Shares to be made available for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

2.             Representations and Warranties of the Company.  The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), as follows:

(a)   On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above, none of the Registration Statement, the Prospectus, or any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.  If Rule 434 is used, the Company will comply with the requirements of Rule 434, and the Prospectus shall not be “materially different,” as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective.  Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus.  With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus is the statements contained in the [   ] paragraph under the caption “Underwriting” in the Prospectus.

(b)   The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or are threatened under the Securities Act. In addition, the Israeli Securities Authority (the “ISA”) has not issued any order preventing or suspending the use of the Preliminary Prospectus, and no proceedings for that purpose have been initiated or, to the Company’s knowledge, threatened by the ISA. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b). The Company is not required to publish a prospectus in Israel under the laws of the State of Israel.  The Company has not offered or sold any Ordinary Shares to more then 31 Israeli non-Accredited Investors during the 12-month period immediately preceding the date hereof.

(c)   The consolidated financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”), consistently applied throughout the periods involved.  The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus and other financial information.

(d)   Goldstein Sabo Tevet CPA, Eisner LLP, an independent member of Baker Tilly International and Brightman Almagor & Co, a member of Deloitte Touche Tohmatsu, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

(e)   The Company is a company duly organized and validly existing under the laws of the State of Israel.  No proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of the Company.  Each of the Company’s subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company, is duly organized, validly existing and in good standing (to the extent applicable) under the laws of their respective jurisdictions of incorporation or organization.  All of the Company’s direct and indirect subsidiaries are listed on Schedule IV hereto.  The Company and each of its subsidiaries are duly qualified to do business and are in good standing (to the extent applicable) as foreign corporations in each jurisdiction in which the nature of the business conducted by them or location of the assets or properties owned, leased or licensed by them requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(f)    The Company and each of its subsidiaries have all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license their respective assets and properties and conduct their business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect, and to the best of its knowledge, the Company is not aware of any proceeding that has been instituted in any jurisdiction revoking or seeking to revoke any such Permit. The Company and each of its subsidiaries have fulfilled and performed in all material respects all of their material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any other material impairment of the rights of the Company thereunder.  Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

(g)   Except as disclosed in the Registration Statement and the Prospectus, the Company and each of its subsidiaries own or possess legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of their businesses.  Except as disclosed in the Registration Statement and the Prospectus, Neither the Company nor any of its subsidiaries have received any notice of, or are aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.  To the Company’s best knowledge and except as would not result in a Material Adverse Effect or as otherwise disclosed in the Registration Statement and the Prospectus, no third party is infringing upon the Company’s Intangibles.  The Company takes all measures necessary to protect its Intangibles from violations by third parties, which are customary and appropriate in the industry in which the Company operates.

(h)   Except as disclosed in the Registration Statement and the Prospectus, the Company and each of its subsidiaries have good and marketable title to all real property, and good and marketable title to all other property owned by each of them, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property or do not materially interfere with the use made or proposed to be made of such property by the Company or its subsidiaries.  Except as disclosed in the Registration Statement and the Prospectus,  all property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material or do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.  Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any Material Adverse Effect; (ii) neither the Company nor its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus and except as otherwise disclosed in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has (A) issued any securities, except in connection with the exercise of options granted under the Company’s option plans,  or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(i)    There is no document, contract or other agreement required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules.  Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement.  Each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms.  Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor, to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect.  No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or a subsidiary or its properties or business may be bound or affected which default or event, individually or, together with other then-existing violations, , would have a Material Adverse Effect.

(j)    Neither the Company nor any of its subsidiaries is in violation of any term or provision of (i) its Memorandum of Association, Articles, charter or by-laws, or (ii) of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where (in the case of (ii)) the consequences of such violation, individually or, together with other then —existing defaults, , would have a Material Adverse Effect.

(k)   Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby

(including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the Memorandum of Association, Articles, charter or by-laws of the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

(l)    The Company has authorized and outstanding capital stock as set forth under the caption “Capitalization” in the Prospectus.  The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company.  All of the issued and outstanding Ordinary Shares have been duly and validly issued and are fully paid and nonassessable.  There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any Ordinary Shares of the Company or any of its subsidiaries or any such rights pursuant to its Memorandum of Association, Articles, charter or by-laws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound.  The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right.  Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock.  The Ordinary Shares and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.  All outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus.

(m)  Except as disclosed in the Registration Statement and the Prospectus, no holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 90 days after the date of this Agreement.  Each director and executive officer of the Company and each shareholder of the Company listed on Schedule III has delivered to the Representatives his enforceable written lock-up agreement in the form attached to this Agreement as Exhibit A hereto (“Lock-up Agreement”).

(n)   All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company.  This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and (b) to the extent rights to indemnification and contribution thereunder may be limited by Israeli Law, United States Federal and state securities laws or public policy relating thereto.

(o)   Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the Company’s knowledge, is any such dispute threatened, which dispute would have a Material Adverse Effect.  The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.  Without limiting the generality of the foregoing, the Company is in compliance, in all material respects, with the labor and employment laws and collective bargaining agreements applicable to its employees in Israel.

(p)   No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement and the Prospectus. All transactions between the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder was entered into in arms’ length and on terms and conditions at least as favorable to the Company as those which would have been entered into with unaffiliated third parties. All approvals necessary to be received for such transactions under the Company’s Memorandum of Association or Articles or statute, rule or regulation or by Nasdaq have been received prior to entry into such transactions.

(q)   The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Ordinary Shares or any security of the Company to facilitate the sale or resale of any of the Shares.

(r)    The Company and each of its subsidiaries has filed all Federal, state, local Israeli and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a

Material Adverse Effect; nor are there any, to the Company’s knowledge, material proposed additional tax assessments against the Company or any of its subsidiaries, except as disclosed in the Registration Statement and the Prospectus.

(s)   Except as disclosed in the Registration Statement and the Prospectus, the Company and each of its subsidiaries are in compliance in all material respects with all conditions and requirements stipulated by the instruments of approval granted to them by the Investment Center of the Ministry of Industry and Trade with respect to the “Approved Enterprise” status of any of the Company’s facilities, the grants made to the Company thereby and the other tax benefits received by the Company as set forth under the caption “Israeli Taxation” in the Prospectus and by Israeli laws and regulations relating to such “Approved Enterprise” status and the aforementioned other tax benefits received by the Company; and the Company has not received any notice of any proceeding or investigation relating to revocation or modification of any “Approved Enterprise” status granted with respect to any of the Company’s facilities. All information supplied by the Company with respect to the applications relating to such “Approved Enterprise” status was true, correct and complete in all material respects when supplied to the appropriate authorities.

(t)            The Company is not in material violation of any condition or requirement stipulated by the instruments of approval granted to the Company by the Office of Chief Scientist in the Israeli Ministry of Industry and Trade and any applicable laws and regulations with respect to any research and development grants given to it by such office. All information supplied by the Company with respect to the applications for such research and development grants was true, correct and complete in all material respects when supplied to the appropriate authorities.

(u)   The Company does not have currently and has never had a permanent establishment in the United States within the meaning of Article 5 of the Convention Between the Government of the United States of America and the Government of the State of Israel With Respect to Taxes on Income.

(v)   Neither the Company nor any subsidiary currently is, and the Company and its  subsidiaries will use their best efforts so that none of them will become, a personal holding company (a “PHC”) within the meaning of Section 542 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “PHC”), for its current taxable year.

(w)  The Company is not, and upon the consummation of the transactions described hereby and the application of the proceeds as described in the Registration Statement under the caption “Use of Proceeds” will not become, a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the Code.

(x)    Except for stamp duty, and assuming that none of the Underwriters is otherwise subject to taxation in Israel, the issuance, delivery and sale to the Underwriters of the Shares to be sold by the Company are not subject to any tax imposed by the State of Israel or any political subdivision thereof.

(y)   The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation System (“Nasdaq”) National Market, subject to official notice of issuance.

(z)    The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act or the quotation of the Ordinary Shares on the Nasdaq National Market, nor has the Company received any notification or is aware of any circumstances which may result in notification, that the Commission or the Nasdaq National Market is contemplating terminating such registration or quotation.

(aa) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries.  The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; the chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission for foreign private issuers, and the statements contained in any such certification are complete and correct; the Company maintains “disclosure controls and procedures” (as defined in Rule 13a-14(c) under the Exchange Act) to the extent applicable to foreign private issuers; the Company is otherwise in compliance in all material respects with all applicable effective provisions of, and is actively taking steps to ensure that it will be in compliance with other applicable provisions upon the effectiveness thereof, the Sarbanes-Oxley Act, the Commission’s rules and regulations thereunder, and related Nasdaq rules.

(bb) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its  business at a cost that is not materially greater than the current cost.  Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(cc) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the “NASD”) or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(dd) The Company has obtained all approvals or exceptions under Israeli law which are required to be complied with by the Company to consummate the transactions contemplated hereunder and in the Prospectus.

(ee) There are no affiliations with the NASD among the Company’s officers, directors or, to the Company’s  knowledge o, any five percent or greater shareholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

(ff)        (i) Each of the Company and its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to land and water use and the use, treatment, manufacture, generation, transportation, storage and disposal of toxic substances and protection of health or the environment (“Environmental Law”) which are applicable to its business; (ii) neither the Company nor any of its subsidiaries has received any notice from any governmental authority or third party of potential liability for the investigation or remediation of any claim under Environmental Laws; (iii) the Company and each of its subsidiaries have received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; and (iv) no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws. Reference made in this Agreement to the terms “hazardous substances,” “toxic substances,” and “wastes” of such substances shall have the meanings specified in any applicable laws or regulations with respect to environmental protection.

(gg)

(hh) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ii)   The Company or any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries, has not, directly or indirectly, while acting on behalf of the Company or the subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(jj)   The Company has not sold or issued any Ordinary Shares during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(kk) None of the Company, its directors or officers has distributed and will not distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act.

(ll)   The statistical and market related data included in the Registration Statement are bases on or derived from sources that the Company, after reasonable inquiry,  has no reason to believe is not unreliable or inaccurate.

(mm)       The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it subsidiaries with respect to the Money Laundering Laws is pending, or to the Company’s knowledge, threatened.

(nn) Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(oo) There are no legal or governmental proceedings to which the Company or any of the Subsidiaries are subject or which is pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, which might affect the performance of this Agreement or the consummation of any of the transactions contemplated hereby; except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject which, if adversely determined to the Company or any of its Subsidiaries, could reasonably be expected to, individually or in aggregate, have a Material Adverse Effect; and, except as described in the Prospectus, to the best of the Company’s knowledge, no such proceedings are threatened by governmental authorities or others.

(pp) The shareholders of the Company have duly approved all proposals presented to the general meeting of Shareholders on March 2004 and included in the form of proxy provided to the Underwriters prior to the date hereof.

3.             Representations and Warranties of the Selling Shareholder.  The Selling Shareholder hereby represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and, as of each Option Shares Closing Date (if any), as follows:

(a)   This Agreement and the Lock-up Agreement signed by the Selling Shareholder have been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitute valid and legally binding agreements of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with their terms.

(b)   The execution and delivery by the Selling Shareholder of this Agreement and the Selling Shareholder Lock-up Agreement and the performance by the Selling Shareholder of its obligations thereunder, including the sale and delivery of the Shares to be sold by the Selling Shareholder and the consummation of the transactions contemplated herein and compliance by the Selling Shareholder with its obligations hereunder, do not and will not, whether with our without the giving of notice or the passage of time or both, (i) violate or contravene any provision of the charter or bylaws or other organizational instrument of the Selling Shareholder, if applicable, or any applicable law, statute, regulation, or filing or any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, (ii) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the shares to be sold by  the Selling Shareholder or any property or assets of the Selling Shareholder pursuant to the terms of any agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound or to which any of the property or assets of the Selling Shareholder is subject, or (iii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it or of any other person, except such as may be required by the Blue Sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement, or the consent of Bank Leumi pursuant to a loan agreement with the Selling Shareholder, which consent  has been obtained.

(c)   The Selling Shareholder has, and on the Firm Shares Closing Date and the Option Share Closing Date, if applicable, will have, valid and marketable title to the Shares to be sold by the Selling Shareholder free and clear of any pledge, lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer.

(d)   The Selling Shareholder has, and on the Firm Shares Closing Date and the Option Share Closing Date, if applicable, will have, full legal right, power and  authority, and will have obtained any approval required by law, to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder in the manner provided by this Agreement.

(e)   Upon delivery of and payment for the Shares to be sold by the Selling Shareholder pursuant to this Agreement, the several Underwriters will receive valid and marketable title to such Shares free and clear of any  lien, claim, mortgage, pledge, security interest or other encumbrance.

(f)    All information relating to the Selling Shareholder furnished by the Selling Shareholder for use in the Registration Statement and Prospectus is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

(g)   The Selling Shareholder has reviewed the Registration Statement and Prospectus and, although the Selling Shareholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of the Selling Shareholder that would lead the Selling Shareholder to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact with respect to the Selling Shareholder required to be stated therein in order to make the statements made therein not misleading and (ii) on the Effective Date the Prospectus contained and, on each Closing Date contains, any untrue statement of a material fact or omitted or omits to state any material fact with respect to the Selling Shareholder necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)   The sale of Shares by the Selling Shareholder pursuant to this Agreement is not prompted by the Selling Shareholder’s knowledge of any material information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus.

(i)    The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

4.             Conditions of the Underwriters’ Obligations.  The obligations of the Underwriters under this Agreement are several and not joint.  The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

(a)   Notification that the Registration Statement has become effective shall have been received by the Representatives and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement.

(b)   No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representatives.  If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period, and the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.  If the Company has elected to rely upon Rule 434, a term sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

(c)   The representations and warranties of the Company and the Selling Shareholder contained in this Agreement and in the certificates delivered pursuant to Section 4(d) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

(d)   The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive and the chief financial officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

(e)   The Representatives shall have received, at the time this Agreement is executed and on each Closing Date signed letters from Goldstein Sabo Tevet CPA, Eisner LLP, an independent member of Baker Tilly International and Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f)    The Representatives shall have received on each Closing Date from Shiboleth, Yisraeli, Roberts, Zisman & Co., counsel for the Company and the Selling Shareholder, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

(i)                    The Company has been duly organized and is validly existing as a company under the laws of the State of Israel.  No proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of the Company.

(ii)                   The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business in Israel as now being conducted and as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement and to issue and sell the Shares to be sold by the Company.

(iii)          The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption “Capitalization” as of the dates stated therein and, since such dates, there has been no change in the capital stock of the Company except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable, and no holder of the Shares is or will be subject to personal liability by reason of being such a holder.  The issuance and sale of the Shares by the Company and the sale of the Shares by the Selling Shareholder are not subject to any preemptive or other similar rights of any securityholder of the Company.  To the best of such counsel’s knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company’s Memorandum of Association, Articles of Association or By-laws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound.  To the best of such counsel’s knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company.  The Ordinary Shares and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.  The form of certificate used to evidence the Ordinary Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Memorandum of Association, Articles of Association or By-laws of the Company.  To the best of such counsel’s knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act that have not been waived.

(iv)                  All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares.  This Agreement has been duly and validly authorized, executed and delivered by the Company

(v)                   Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will (i) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any subsidiary is a party or by which either the Company or any of its assets or properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, Israeli statute, rule or regulation, domestic or foreign, of which such counsel is aware or (ii) violate any provision of the Memorandum of Association, Articles, charter or by-laws of the Company .

(vi)                  No consent, approval, authorization, license, registration, qualification or order of any Israeli court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby.  Under exchange control regulations currently in effect there are no authorizations or consents required from any governmental or regulatory body in Israel to give nonresidents of Israel the rights to freely repatriate to non-Israel currency all amounts received with respect to Ordinary Shares that were purchased with non-Israel currency, whether as a dividend, as a liquidating distribution or as proceeds from the sale of such shares, subject to applicable tax withholding.

(vii)                 Except as disclosed in the Registration Statement or the Prospectus, to the best of such counsel’s knowledge, there is no action, suit, proceeding or other investigation, before any Israeli court or before or by any Israeli public body or board pending or threatened against, or involving the assets, properties, Permits or businesses of, the Company which is not disclosed in the Registration Statement or the Prospectus or which could reasonably be expected to have a Material Adverse Effect.

(viii)                The statements in the Prospectus under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business-Legal Proceedings,” “Management,” “Related Party Transactions,” “Description of Ordinary Shares” and “Israeli Taxation,” and in the Registration Statement under Item 6 of Part II, insofar as such statements constitute a summary of matters referred to therein, are accurate in all material respects and accurately present the information with respect to such documents and matters.  All contracts and other documents filed as exhibits or described in the Registration Statement are fairly described in the Registration Statement.

(ix)                   l

(x)                    The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption “Description of Ordinary Shares.”

(xi)                   Except for the Israeli stamp duty and assuming that none of the Underwriters is otherwise subject to taxation in Israel, the issuance and sale to the Underwriters of the Shares to be sold by the Company hereunder are not subject to any tax imposed by Israel or any political subdivision thereof.

(xii)                  As provided in Section 10 of this Agreement, the Company has duly and irrevocably appointed Camtek USA, Inc. as its agent to receive service of process in any action against it in any Federal or state court sitting in the county of New York arising out of or in connection with the public offering.

(xiii)                 On the assumption that the jurisdiction clause in Section 10 of this Agreement is valid and binding under the laws of the State of New York by which this Agreement is expressly governed and assuming a motion is properly brought before an Israeli court in accordance with Israeli law, such counsel knows of no reason why the Israel courts would not give effect to the parties’ choice of courts in the county of New York for any action to be brought by the Company against the Underwriters in relation to this Agreement, except as such enforceability may be limited by applicable general principles of equity and/or public policy.

(xiv)                Subject to certain time limitations, an Israeli court may declare a foreign civil judgment enforceable if it finds that the judgment was rendered by a court which was, according to the laws of that state of the court, competent to render the judgment; the judgment is no longer appealable; the obligation imposed by the judgment is enforceable according to the rules relating to enforceability of judgments in Israel and the substance of the judgment is not contrary to public policy; and the judgment is executory in the state in which it was given.  A foreign judgment will not be declared enforceable if it was given in a state whose laws do not provide for the enforcement of judgments of Israeli courts (subject to exceptional cases) or if its enforcement is likely to prejudice the sovereignty or security of the State of Israel.  An Israeli court also will not declare a foreign judgment enforceable if it is proved to the Israeli court that (i) the judgment was obtained by fraud; (ii) there was no due process; (iii) the judgment was rendered by a court not competent to render it according to the laws of private international law in Israel; (iv) the judgment is at variance with another judgment that was given in the same matter between the same parties and which is still valid; or (v) at the time the action was brought in the foreign court a suit in the same matter and between the same parties was pending before a court or tribunal in Israel.

(xv)                 This Agreement and the Selling Shareholder Lock-up Agreement have been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

(xvi)                All necessary corporate action has been duly and validly taken by the Selling Shareholder to authorize the execution, delivery and performance of this Agreement and the Lock-up Agreement and the issuance and sale of the Shares.  Each of this Agreement and the Lock-up Agreement has been duly and validly authorized, executed and delivered by the Selling Shareholder.

(xvii)               The execution, delivery and performance of this Agreement and the Lock-up Agreement and the sale and delivery by the Selling Shareholder of the Shares to be sold by the Selling Shareholder as contemplated by this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement and the Prospectus and compliance by the Selling Shareholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares or any property or assents of the Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound, or to which any of the property or assets of the Selling Shareholder may be subject nor will such action result in any violation of the provisions of the memorandum or association or articles of association of the Selling Shareholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Shareholder or any of its properties.

(xviii)              The Selling Shareholder has the corporate power and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement the Shares to be sold by the Selling Shareholder hereunder.

(xix)                 The Selling Shareholder has valid and marketable title to the Shares to be sold by the Selling Shareholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement.  By delivery of a share transfer deed, certificate or certificates therefor and the registration thereof in the Company’s shareholders’ Registrar, such Selling Shareholder will transfer to the Underwriters who have purchased such Shares pursuant to this Agreement valid and marketable title to such Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

(xx)                  No filing with, consent, approval, authorization, license, certificate, permit or order of any court, governmental or regulatory agency, authority or body or financial institution is required in connection with the performance of this Agreement or the Lock-up Agreement by the Selling Shareholder or the consummation of the transactions contemplated hereby or thereby, including the delivery and sale of the Shares to be delivered and sold by the Selling Shareholder.  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective, the date any post-effective amendment to the Registration Statement became effective, the date any supplement or amendment to the Prospectus was filed and each Closing Date (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof and on each Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)   The Representatives shall have received on the Closing Date from Kramer Levin Naftalis & Frankel LLP, U.S. counsel to the Company, an opinion, addressed to the Representatives and dated the Closing Date, stating as follows:

(i)                    Camtek USA, Inc. (“Camtek USA”) has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New Jersey.  Camtek USA is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties or the nature of its business makes such qualification necessary, except where the failure to so qualify or to be in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

(ii)                   Camtek USA has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

(iii)                  The authorized, issued and outstanding capital stock of Camtek USA is being held of record  by the Company; all of the outstanding shares of capital stock of Camtek USA have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. To the best of such counsel’s knowledge, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of Camtek USA or any security convertible into, exercisable for, or exchangeable for stock of Camtek USA.  To the best of such counsel’s knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by Camtek USA under the Securities Act.

(iv)                  To the extent governed by New York law, this Agreement and the Selling Shareholder Lock-up Agreement (i) has been duly and validly executed and delivered by the Company and the Selling Shareholder and (ii) assuming the due authorization, execution and delivery of this Agreement by the Representatives, constitutes the legal, valid and binding obligation of the Company and the Selling Shareholder enforceable against the Company and the Selling Shareholder in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(v)                   No consent, approval, authorization, license, registration, qualification or order of any U.S. Federal or state court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance of this Agreement by the Company or by the Selling Shareholder or the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

(vi)                  To the best of such counsel’s knowledge, there is no action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus and is not so disclosed or which could reasonably be expected to have a Material Adverse Effect.

(vii)                 The statements in the Prospectus under the caption “Related Party Transactions” and “U.S. Federal Income Tax Considerations,” insofar as such statements constitute a summary of matters of U.S. state or Federal law, are a fair summary of such legal matters.  .  Accurate copies of all contracts and other documents required to be filed as exhibits to the Registration Statement have been so filed with the Commission.

(viii)                The Registration Statement, all Preliminary Prospectuses and the Prospectus (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and all Preliminary Prospectuses and the Prospectuses and any further amendment or supplement to any such document made by the Company (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

(ix)                   The Registration Statement is effective under the Securities Act, and to such counsel’s best knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such counsel’s best knowledge, are threatened, pending or contemplated.  Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

(x)                    The Shares have been approved for quotation on Nasdaq National Market.

(xi)                   The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an “investment company” or an entity controlled by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(xii)                  To the best of such counsel’s knowledge, Camtek USA is not in violation of any term or provision of its certificate of incorporation or by-laws, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective, the date any post-effective amendment to the Registration Statement became effective, the date any supplement to or amendment to the Prospectus was filed and each Closing Date (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof and on each Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, not misleading.

(h)   The Representatives shall have received on each Closing Date from counsel reasonably satisfactory to the Representatives, opinions addressed to the Representatives and dated such Closing Date with respect to the “significant subsidiaries” (as such term is defined in Rule 1-02 of Regulation S-X) of the Company (each, a “Subsidiary”) substantially in the following form:

(i)                    The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of jurisdiction of its incorporation and has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement and the Prospectus.

(ii)                   The Subsidiary has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect.

(iii)                  To the best knowledge of such counsel, there are no litigation or governmental proceedings to which the  Subsidiary is subject or which is pending or, to the knowledge of the such counsel, threatened, against the Subsidiary.

(iv)                  All outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned of record directly by the Company or by another wholly-owned subsidiary of the Company.

(i)    The Representatives shall have received on each Closing Date from Meitar Liquornik Geva & Leshem Brandwein, Israeli counsel for the Representatives, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

(i)                    The issuance and sale of the Shares have been duly authorized by requisite corporate action on the part of the Company.

(ii)                   The Shares have been duly authorized by the Company and when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and to such counsel’s knowledge the issuance of such Shares will not be subject to any preemptive or similar rights: (A) contained in the Company’s Memorandum or Articles of Association, (B) under Israeli law or (C) under agreements governed by Israeli law and filed as exhibits to the Registration Statement, except such as have been validly waived.

(iii)                  As of the date of the Prospectus, the statements in the Prospectus under the captions “Description of Ordinary Shares,” insofar as such statements constituted summaries of the legal matters, documents or proceedings referred to therein, fairly presented the information called for with respect to such legal matters, documents and proceedings and fairly summarized the matters referred to therein.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective, the date any post-effective amendment to the Registration Statement became effective, the date any supplement to or amendment to the Prospectus was filed and each Closing Date (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof and on each Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, not misleading.

(j)    The Representatives shall have received on each Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Representatives, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

(i)                    As of the date of the Prospectus, the statements in the Prospectus under the caption “Underwriting” insofar as such statements constituted summaries of the legal matters, documents or proceedings referred to therein, fairly presented the information called for with respect to such legal matters, documents and proceedings and fairly summarized the matters referred to therein.

(ii)                   The Registration Statement, all Preliminary Prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules, all Preliminary Prospectuses and the Prospectuses and any further amendment or supplement to any such document made by the Company (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

(iii)                  The Registration Statement is effective under the Securities Act, and to such counsel’s knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.  Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions.  Copies of such certificates and other opinions shall be furnished to the Representatives.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective, the date any post-effective amendment to the Registration Statement became effective, the date any supplement to or amendment to the Prospectus was filed and each Closing Date (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof and on each Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, not misleading.

(k)   The Representatives shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule III hereto.

(l)    The Shares shall have been approved for quotation on the Nasdaq National Market, subject only to official notice of issuance.

(m)  All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives, and the Company and the Selling Shareholder shall have furnished or caused to be furnished to the Representatives such further certificates or documents as the Representatives shall have reasonably requested.

5.             Covenants of the Company.

(a)   The Company covenants and agrees as follows:

(i)                    The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as practicable.  The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules.

(ii)                   The Company shall promptly advise the Representatives in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.  The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object.  The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii)                  If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 5(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv)                  The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company’s fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

(v)                   The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.  If applicable, the copies of the Registration Statement and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vi)                  The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(vii)                 The Company, during the period when the Prospectus is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(viii)                Without the prior written consent of CIBC World Markets Corp., for a period of 90 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company’s existing stock option plan or bonus plan as described in the Registration Statement and the Prospectus.

(ix)                   On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

(x)                    Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representatives unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

(xi)                   The Company will apply the net proceeds from the offering of the Shares in the manner set forth under “Use of Proceeds” in the Prospectus.

(xii)                  The Company will manage its business so as to avoid, to the extent consistent with its other business goals, the Company or its subsidiaries becoming a PHC or the Company becoming a PFIC.  If the Company is a PFIC for any taxable year, it will promptly inform all its shareholders who are United States persons (as defined in Section 7701(a)(30) of the Code) of such status, and make available to such shareholders, on a timely basis, all information necessary to permit them to make a Qualified Electing Fund election under Section 1295 of the Code.

(xiii)                 The Company and each of its subsidiaries shall duly file all Tax Returns required to be filed and shall pay all taxes due to any tax authorities.

(xiv)                For the taxable year ending on December 31, 2004 and all subsequent taxable years, the Company shall use its best efforts to the extent consistent with its business goals to ensure that the Company is not considered to be engaged in a United States trade or business and does not have a permanent establishment for United States federal income tax purposes.

(xv)                 The Company shall furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flow of the Company and its consolidated subsidiaries) certified by independent public accountants and prepared in conformity with U.S. GAAP, and will make available to its shareholders, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in accordance with U.S. GAAP (beginning with the fiscal quarter ending after the effective date of the Registration Statements), consolidated summary financial information of the Company and its consolidated subsidiaries for  such quarter in reasonable detail.

(b)   The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to:  (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(a)(vi); (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) inclusion of the Shares for quotation on the Nasdaq National Market; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters.  Subject to the provisions of Section 6, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

(c)   With respect to the Shares to be sold by the Selling Shareholder, the Selling Shareholder agrees to pay, to the extent not paid by the Company, all expenses incident to the performance of the Selling Shareholder’s obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Shares sold by the Selling Shareholder to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of the Selling Shareholder’s  counsel and accountants.

6.             Indemnification.

(a)   The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state law or foreign law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”) or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein.

(b)   The Selling Shareholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or foreign law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of material fact provided for inclusion in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky Application or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein by the Selling Shareholder or necessary to make the statements made by the Selling Shareholder contained therein, not misleading; provided, however, that the obligation of the Selling Shareholder to indemnify each Underwriter shall be limited to the net proceeds received by the Selling Shareholder in the Offering.

(c)   Each Underwriter agrees to indemnify and hold harmless the Company, the Selling Shareholder and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein; provided, however, that the obligation of each Underwriter to indemnify the Company or the Selling Shareholder (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

(d)   Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served.  No indemnification provided for in Section 6(a), 6(b) or 6(c) shall be available to any party who shall fail to give notice as provided in this Section 6(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section.  In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof.  The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties.  An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

7.             Contribution.  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(a), 6(b) or 6(c) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.  The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 7, (i) no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the amount by which the total price at which the shares underwritten by it and distributed to the public were offered to the public exceeds the amount of damages which such underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission; and (ii) the Selling Shareholder shall not be required to contribute any amount in excess of the aggregate net proceeds of the sale of Shares received by the Selling Shareholder.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or the Selling Shareholder, as the case may be.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 7.  No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.  The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint.  The provisions of this Section 7 shall not affect any agreement among the Company and the Selling Shareholder with respect to contribution.

8.             Termination.

(a)   This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and the Selling Shareholder at any time at or before a Closing Date in the absolute discretion of the Representatives if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representatives, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or Israel is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the Nasdaq National Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the judgment of the Representatives, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

(b)   If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Shareholder shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or the Selling Shareholder, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their U.S. and Israeli counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Shareholder or to the other Underwriters for damages occasioned by its failure or refusal.

9.             Substitution of Underwriters.  If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representatives shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein.  If, however, the Representatives shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms.  If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed one-eleventh of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.  In any such case, either the Representatives or the Company and the Selling Shareholder shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the Firm Shares Closing Date, the obligations of the Underwriters to purchase and of the Company or the Selling Shareholder, as the case may be, to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter or the Selling Shareholder to the Company, and without liability on the part of the Company, except as provided in Sections  5(b), 6, 7 and 8.  The provisions of this Section 9 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

10.           Agent for Service; Submission to Jurisdiction; Waiver of Immunities.  By the execution and delivery of this Agreement, the Company and the Selling Shareholder hereby designate and appoint Camtek USA, Inc., 301 Rt. 66 Building B, 2nd Floor, Neptune, New Jersey 07753, as the authorized agent of the Company and the Selling Shareholder upon whom process may be served in any suit, proceeding or other action against the Company instituted by any Underwriter or by any person controlling an Underwriter as to which such Underwriter or any such controlling person is a party and based upon this Agreement, or in any other action against the Company and the Selling Shareholder in any Federal or state court sitting in the County of New York, arising out of the offering made by the Prospectus or any purchase or sale of securities in connection therewith.  The Company and the Selling Shareholder expressly accept jurisdiction of any such court in respect of any such suit, proceeding or other action and, without limiting other methods of obtaining jurisdiction, expressly submit to nonexclusive personal jurisdiction of any such court in respect of any such suit, proceeding or other action.  Such designation and appointment shall be irrevocable, unless and until a successor authorized agent in the County and State of New York reasonably acceptable to the Underwriters and the Selling Shareholder shall have been appointed by the Company such successor shall have accepted such appointment and written notice thereof shall have been given to the Representatives.  The Company and the Selling Shareholder further agree that service of process upon their authorized agent or successor (and written notice of said service to the Company and the Selling Shareholder mailed by certified mail or sent by telex or delivered, as provided in Section 11 hereof) shall be deemed in every respect personal service of process upon the Company and the Selling Shareholder in any such suit, proceeding or other action.  In the event that service of any process or notice of motion or other application to any such court in connection with any such motion in connection with any such action or proceeding cannot be made in the manner described above, such service may be made in the manner set forth in conformance with the

Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents on Civil and Commercial Matters or any successor convention or treaty.  The Company and the Selling Shareholder hereby irrevocably waive any objection that they may have or hereafter have to the laying of venue of any such action or proceeding arising out of or based on the Shares, or this Agreement or otherwise relating to the offering, issuance and sale of the Shares in any Federal or state court sitting in the County of New York and hereby further irrevocably waives any claim that any such action or proceeding in any such court has been brought in an inconvenient forum.  The Company and the Selling Shareholder agree that any final judgment after exhaustion of all appeals or the expiration of time to appeal in any such action or proceeding arising out of the sale of the Shares or this Agreement rendered by any such Federal court or state court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  Nothing contained in this Agreement shall affect or limit the right of the Underwriters to serve any process or notice of motion or other application in any other manner permitted by law or limit or affect the right of the Underwriters to bring any action or proceeding against the Company or any of its property in the courts of any other jurisdiction.  The Company and the Selling Shareholder further agree to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designations and appointments or such substitute designations and appointments in full force and effect for a period of six years from the date hereof.  The Company and the Selling Shareholder hereby agree with the Underwriters to the nonexclusive jurisdiction of the courts of the State of New York, or the Federal courts sitting in the County of New York in connection with any action or proceeding arising from the sale of the Shares or this Agreement brought by the Company and the Selling Shareholder or the Underwriters.

11.           Miscellaneous.  The respective agreements, representations, warranties, indemnities and other statements of the Company, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or the Selling Shareholder or any of their respective officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares.  In addition, the provisions of Sections 5(b), 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Shareholder and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o CIBC World Markets Corp., 417 5th Avenue, 2nd Floor, New York, New York 10016 Attention: Andrew MacInnes, Equity Capital Markets and (b) if to the Company, to  Camtek Ltd., Ramat Gavriel Industrial Zone, P.O. Box 544, Migdal Ha’Emek 23150, Israel,

Attention: Chief Executive Officer, with a copy to Kramer Levin Naftalis & Frankel LLP, 919 3rd Avenue, New York, New York 10022 Attention: Richard H. Gilden, Esq. and Shiboleth, Yisraeli, Roberts, Zisman & Co., 46 Montefiore St., Tel Aviv 65201, Israel, Attention: Lior Aviram, Adv. and (c) if to the Selling Shareholder, to Priortech Ltd., Industrial Zone, Migdal Ha’Emek 23150, Israel, Attention: Chief Executive Officer, with a copy to Shiboleth, Yisraeli, Roberts, Zisman & Co., 46 Montefiore St., Tel Aviv 65201, Israel, Attention: Lior Aviram, Adv. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

CAMTEK LTD.

By
Title:

PRIORTECH LTD.

By
Title:

Confirmed:

CIBC WORLD MARKETS CORP.

Acting severally on behalf of itself
and as representative of the several
Underwriters named in Schedule I annexed
hereto.

By CIBC WORLD MARKETS CORP.

By
Title:

SCHEDULE I

Name	Number of Firm Shares to be Purchased from the Selling Shareholder	Number of Firm Shares to be Purchased from the Company

CIBC World Markets Corp.	[_______]	[_______]
HSBC Securities (USA) Inc.	[_______]	[_______]
RBC Capital Markets Corporation	[_______]	[_______]
Total	5,000,000	3,500,000

Sch I-1

SCHEDULE II

Name of Selling Shareholder	Number of Firm Shares to Be Sold

Priortech Ltd.	3,500,000

Sch II-1

SCHEDULE III

Lock-up Signatories

Priortech Ltd.

Rafi Amit

Yotam Stern

Meir Ben-Shoshan

Haim Horowitz

Eran Bendoly

Moshe Amit

Yuval Attias

Amir Gilead

Adi Corem

Jacob Yavor

Roni Flieswasser

Roy Porat

Sch III-1

SCHEDULE IV

SUBSIDIARIES
Subsidiary	Subsidiary State of Organization	Countries where Subsidiary is Doing Business

Sch IV-1

Exhibit A

FORM OF LOCK-UP AGREEMENT

CIBC World Markets Corp.

HSBC Securities (USA) Inc.

RBC Capital Markets Corporation

As Representatives of the Several Underwriters

c/o CIBC World Markets Corp.

425 Lexington Avenue

New York, NY 10017

Re: Public Offering of Ordinary Shares of Camtek Ltd.

Gentlemen:

The undersigned, a holder of ordinary shares (“Ordinary Shares”) or rights to acquire Ordinary Shares, of Camtek Ltd. (the “Company”) understands that the Company has initially filed a Registration Statement on Form F-1 (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) on March 2, 2004 for the registration of 9,775,000 Ordinary Shares relating to the sale of Ordinary Shares by the Company and Priortech Ltd. (including 1,275,000 shares subject to an over-allotment option on the part of the Underwriters) (the “Offering”).  The undersigned further understands that you are contemplating entering into an Underwriting Agreement with the Company in connection with the Offering.

In order to induce the Company, you and the other Underwriters to enter into the Underwriting Agreement and to proceed with the Offering, the undersigned agrees, for the benefit of the Company, you and the other Underwriters, that should the Offering be effected the undersigned will not, without your prior written consent, directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Ordinary Shares beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired for a period of 90 days subsequent to the date of the Underwriting Agreement, other than Ordinary Shares to be sold in the Offering or transferred as a gift or gifts (provided that any donee thereof agrees in writing to be bound by the terms hereof).

The undersigned, whether or not participating in the Offering, confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering.  This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns.  The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Ordinary Shares or securities convertible into or exchangeable or exercisable for Ordinary Shares held by the undersigned except in compliance with this agreement.

Very truly yours,

Dated: , 2004
Signature

Printed Name and Title (if applicable)